--------------------------------------------------------------------------------



                                                             Van Eck Global
                                                  Worldwide Insurance Trust
--------------------------------------------------------------------------------

                                                              ANNUAL REPORT
                                                          December 31, 1998


                 discipline

                                                             Worldwide Bond Fund


   allocation



                                       diversity




A TRADITION OF GLOBAL SOLUTIONS DESIGNED FOR INTELLIGENT INVESTMENT PLANNING AND DIVERSIFICATION

                          Van Eck Worldwide Bond Fund
--------------------------------------------------------------------------------
Dear Fellow Shareholder:

The major global bond markets provided excellent returns in 1998. Traditional "safe-haven" markets benefited from low inflation, slowing global growth and the diminishing liquidity found in alternative markets. The general "flight to quality" theme that was evident throughout the year was dominated by continued economic uncertainty in Asia, followed by concerns regarding devaluation and default in Russia and the possible repercussions in other emerging markets. For the twelve months ended December 31, 1998, the Worldwide Bond Fund achieved a return of 12.8%, compared to a total return of 15.3% for the Salomon Smith Barney World Government Bond Index.

Bond Market Review
During the first half of the year, sentiment moved away from worries about domestic inflationary pressures and high growth to an atmosphere of slowing growth and low inflation. The unremitting turmoil in the emerging markets that evolved in 1997 kept safety on the minds of most investors going into 1998. As a result, high-quality, long duration bonds of developed markets continuously gained ground.

The third quarter of the year proved to be extremely volatile for global markets in general and provided the biggest boost to the safest of bonds. The devaluation in Russia and possible contagion effect on Brazil hung overhead as the Asian financial crisis, which began with Thailand's devaluation of the baht in July 1997, remained fresh on the minds of many investors. Clinton's public confession and talks of possible impeachment added to the panic. Hedge funds around the world were forced to unload illiquid assets as a result of the collapse of the Long-Term Capital Management hedge fund. Consequently, August was the best month for government bonds as investors flooded the market in a complete retreat from riskier investments.

The fourth quarter saw a turning point for these trends. The Federal Reserve pumped liquidity back into the economy by cutting rates three times within a seven-week time period. These announcements (in particular, the unexpected October 17 announcement) returned confidence to the markets. Stocks recovered and investors began to venture back into riskier debt.

Throughout the year, we maintained a substantial position in Europe. While experiencing some volatility as a result of proximity to Russia, European bond markets achieved superior returns. For the year ended December 31, 1998, these markets averaged returns of approximately 20% in U.S. dollar terms. Improving economic conditions along with positive sentiment surrounding the introduction of the euro (and the subsequent interest rate convergence at 3%) buoyed European currencies. These currencies, which were favorably represented in the Fund, were further inflated after the dollar fell sharply following the events of the third quarter. At December 31, 1998, Continental European bonds represented 23% of net assets, up from 19% at year-end 1997.

The UK bond market was the top performer in both 1997 and 1998, measured both in local currency and in U.S. dollar terms. For the twelve months ended December 31, 1998, UK bonds achieved a return of 21% in U.S. dollar terms. The Worldwide Bond Fund benefited from its allocation of over 20% (overweight the Index by approximately 3 times), which was sustained throughout the year. Our UK currency exposure was hedged during the year; this proved beneficial to the Fund as sterling, unlike the euro currencies, traded similar to the dollar and finished down on the year.

The U.S. bond market posted impressive returns for the year, with the Lehman Brothers Aggregate Bond Index up 8.7%. Super-safe Treasuries did even better as 30-year Treasuries gained 16.5%. A growing budget surplus reduced U.S. borrowing needs and sent yields down to 5.09% (from 5.92% at year-end 1997), the lowest yields seen since the mid-1960s. The financial panic that erupted in August (as discussed above) further benefited Treasury bonds. During the final months of 1998, U.S. bonds traded in a moderate range on the question of global growth, stock market gains and economic conditions in Latin America. Your

                          Van Eck Worldwide Bond Fund
-------------------------------------------------------------------------------
Fund maintained an overweight position in U.S. bonds (45% or more) throughout the year. We also extended the duration of our U.S. bond position, thereby increasing our participation in the exceptional performance of this market.

We eliminated the Fund's exposure to the Canadian bond market early in the year (from a 4% weighting) due to an expected continuation of currency weakness. We cut Canadian exposure in favor of higher-yielding U.S. bonds. This decision proved beneficial as the Canadian bond market turned in a lackluster 1.9% return in U.S. dollar terms.

New Zealand and Australian currencies continued to decline dramatically throughout the year, mostly attributable to association with their Asian counterparts and their link to commodity prices. Throughout the year, the Fund continued to exclude Australian holdings from the portfolio. The duration of the Fund's New Zealand holdings (5.2% of total net assets at December 31, 1998) was decreased during the year, and the currency exposure was hedged for a portion of the year.

It has been a volatile year for the Japanese bond market. The market rallied for the first nine months of 1998, but finished the year with the worst performance among bond markets in local currency terms (0.5%). In U.S. dollar terms, however, the market gained 15.9% due to a sharp recovery in the Japanese yen toward year end. Your Fund had no exposure to Japan's bond market and was underweight the yen. While the Fund would have benefited from more exposure to the yen during the fourth quarter, we felt that the low yields, negative macroeconomic conditions and the volatile Japanese currency did not warrant a substantial position in Japan.

The Outlook
Our outlook for the global bond markets continues to be cautiously optimistic. Global growth continues to be moderate, providing a positive fixed income environment. Going forward, we plan to maintain our high weighting to the U.S. bond market. However, we will closely monitor domestic economic conditions. We believe that most of the outperformance seen in the UK bond market has already occurred and we will look to lighten our heavy exposure there. Our outlook on the Japanese economy remains negative, and we intend to remain underweight in this market. We will consider increasing our allocation to emerging market debt due to favorable interest rate spreads evident in those regions. Currently, we are keeping close watch on economic events that are unfolding in the emerging markets (such as the recent floatation of the Brazilian real) as they should present some promising investment opportunities in fixed income markets around the world.

We appreciate your participation in the Worldwide Bond Fund and look forward to helping you meet your investment goals in the future.

[PHOTO APPEARS HERE]        [PHOTO APPEARS HERE]      [PHOTO APPEARS HERE]
/s/ John C. van Eck         /s/ Charles T. Cameron    /s/ Gregory F. Krenzer
John C. van Eck             Charles T. Cameron        Gregory F. Krenzer
Chairman                    Co-Portfolio              Co-Portfolio
                            Manager                   Manager

January 27, 1999

                          Van Eck Worldwide Bond Fund
--------------------------------------------------------------------------------

                          Van Eck Worldwide Bond Fund

                            vs. Salomon Smith Barney
                             World Gov't Bond Index

                           [LINE GRAPH APPEARS HERE]

                         Van Eck Worldwide         Salomon Smith Barney Bros.
                             Bond Fund              World Gov't Bond Index
                             ---------              ----------------------

9/1/89                         10,000                         10,000
9/89                           10,000                         10,190
10/89                          10,010                         10,275
11/89                          10,010                         10,368
12/89                          10,070                         10,495
1/90                           10,120                         10,356
2/90                           9,930                          10,197
3/90                           10,050                         10,096
4/90                           10,100                         10,065
5/90                           10,199                         10,399
6/90                           10,465                         10,590
7/90                           10,721                         10,922
8/90                           10,844                         10,837
9/90                           10,875                         10,958
10/90                          11,079                         11,447
11/90                          11,203                         11,637
12/90                          11,203                         11,752
1/91                           11,549                         12,046
2/91                           11,580                         12,049
3/91                           11,129                         11,612
4/91                           11,350                         11,790
5/91                           11,432                         11,775
6/91                           11,185                         11,652
7/91                           11,443                         11,901
8/91                           11,701                         12,132
9/91                           12,324                         12,606
10/91                          12,464                         12,738
11/91                          12,559                         12,937
12/91                          13,263                         13,610
1/92                           12,867                         13,368
2/92                           12,812                         13,294
3/92                           12,658                         13,153
4/92                           12,702                         13,247
5/92                           13,194                         13,654
6/92                           13,568                         14,036
7/92                           13,837                         14,363
8/92                           14,095                         14,765
9/92                           13,475                         14,913
10/92                          13,054                         14,508
11/92                          12,458                         14,278
12/92                          12,566                         14,363
1/93                           12,578                         14,613
2/93                           12,723                         14,901
3/93                           12,771                         15,130
4/93                           12,783                         15,449
5/93                           12,806                         15,604
6/93                           12,908                         15,572
7/93                           12,755                         15,615
8/93                           13,276                         16,085
9/93                           13,365                         16,277
10/93                          13,466                         16,249
11/93                          13,284                         16,134
12/93                          13,545                         16,271
1/94                           13,832                         16,401
2/94                           13,467                         16,294
3/94                           13,076                         16,271
4/94                           13,102                         16,289
5/94                           12,909                         16,146
6/94                           12,922                         16,379
7/94                           12,987                         16,510
8/94                           12,974                         16,452
9/94                           13,170                         16,570
10/94                          13,458                         16,835
11/94                          13,380                         16,603
12/94                          13,367                         16,650
1/95                           13,485                         16,999
2/95                           13,917                         17,434
3/95                           14,846                         18,470
4/95                           15,003                         18,812
5/95                           15,275                         19,342
6/95                           15,316                         19,456
7/95                           15,330                         19,503
8/95                           15,205                         18,832
9/95                           15,385                         19,252
10/95                          15,482                         19,394
11/95                          15,539                         19,614
12/95                          15,680                         19,820
1/96                           15,539                         19,576
2/96                           15,412                         19,476
3/96                           15,285                         19,449
4/96                           15,314                         19,371
5/96                           15,250                         19,375
6/96                           15,352                         19,528
7/96                           15,569                         19,903
8/96                           15,540                         19,980
9/96                           15,612                         20,062
10/96                          15,960                         20,437
11/96                          16,221                         20,707
12/96                          16,076                         20,539
1/97                           15,815                         19,990
2/97                           15,830                         19,841
3/97                           15,650                         19,690
4/97                           15,605                         19,517
5/97                           15,800                         20,048
6/97                           15,935                         20,287
7/97                           15,920                         20,129
8/97                           15,785                         20,117
9/97                           16,234                         20,545
10/97                          16,474                         20,972
11/97                          16,429                         20,650
12/97                          16,459                         20,587
1/98                           16,624                         20,787.49
2/98                           16,669                         20,956.47
3/98                           16,669                         20,749.02
4/98                           16,866                         21,080.73
5/98                           17,017                         21,130.13
6/98                           17,017                         21 161.32
7/98                           17,153                         21,189.4
8/98                           17,606                         21,766.53
9/98                           18,407                         22,923.9
10/98                          18,392                         23,602.93
11/98                          18,271                         23,269.77
12/98                          18,558                         23,737

--------------------------------------------------------------------------------
Average Annual Total Return 12/31/98           1 Year  5 Years Since Inception*
--------------------------------------------------------------------------------
Van Eck Worlwide Bond Fund                     12.8%    6.5%        6.9%
--------------------------------------------------------------------------------
Salomon Smith Barney World Gov't Bond Index    15.3%    7.9%        9.7%
--------------------------------------------------------------------------------

This graph compares an initial $10,000 investment in the Van Eck Worldwide Bond Fund made at its inception with a similar investment in the Salomon Smith Barney World Government Bond Index. The graph shows month-end net asset values; however, the net asset value fluctuates daily.

*Inception date for the Worldwide Bond Fund was 9/1/89; index returns are calculated as of nearest month end (8/31/89).

The Salomon Smith Barney World Government Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund.

Past performance is not indicative of future results. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

                              Worldwide Bond Fund
                       Schedule of Portfolio Investments
                               December 31, 1998
--------------------------------------------------------------------------------

         Principal                                                  Value
 Country   Amount            Bonds and Notes                       (Note 1)
-----------------------------------------------------------------------------
 FRANCE: 4.9%
                    French Government Bond
  FRF    30,500,000 BTAN
                    5.50% due 10/12/01*                          $  5,783,582
                                                                 ------------
 GERMANY: 10.1%
                    Bundesrepublik Deutschland Bonds
  DEM     7,000,000 7.375% due 1/03/05*                             5,047,239
          5,300,000 6.00% due 1/04/07*                              3,650,857
          5,000,000 5.625% due 1/04/28                              3,389,803
                                                                 ------------
                                                                   12,087,899
                                                                 ------------
 IRELAND: 2.1%
                    Irish Government Bond
  IEP     1,350,000 8.00% due 8/18/06                               2,549,019
                                                                 ------------
 ITALY: 1.9%
                    Italian Government Bond
  ITL 3,600,000,000 7.50% due 10/01/99                              2,238,441
                                                                 ------------
 NEW ZEALAND: 5.2%
                    New Zealand Government Bonds
  NZD     3,350,000 10.00% due 3/15/02                              2,004,084
          7,500,000 8.00% due 2/15/01                               4,165,495
                                                                 ------------
                                                                    6,169,579
                                                                 ------------
 SPAIN: 0.8%
                    Spanish Government Bond
  ESP   135,000,000 7.40% due 7/30/99                                 974,252
                                                                 ------------
 SWEDEN: 5.0%
                    Swedish Government Bonds
  SEK    14,000,000 10.25% due 5/05/03                              2,166,020
         28,000,000 6.00% due 2/09/05                               3,833,565
                                                                 ------------
                                                                    5,999,585
                                                                 ------------

         Principal                                                  Value
 Country   Amount                 Bonds and Notes                  (Note 1)
-----------------------------------------------------------------------------
 UNITED KINGDOM: 20.9%
                    Great Britain Government Bonds
  GBP     1,500,000 8.00% due 6/07/21                            $  3,771,248
          2,250,000 8.00% due 6/10/03                               4,262,921
          6,800,000 7.50% due 12/07/06                             13,561,066
          2,000,000 6.00% due 8/10/99                               3,329,037
                                                                 ------------
                                                                   24,924,272
                                                                 ------------
 UNITED STATES: 44.9%
                    U.S. Treasury Notes
  USD     8,600,000 6.50% due 8/15/05*                              9,451,942
          4,500,000 6.25% due 2/15/07*                              4,937,346
         11,250,000 6.00% due 8/15/00                              11,485,553
         10,000,000 5.875% due 9/30/02                             10,400,000
                    U.S. Treasury Bonds
          4,000,000 6.75% due 8/15/26*                              4,795,000
         10,500,000 6.625% due 2/15/27*                            12,422,815
                                                                 ------------
                                                                   53,492,656
                                                                 ------------
 Total Bonds and Notes: 95.8%
 (Cost: $107,275,309)                                             114,219,285
                                                                 ------------
                               Short-Term Obligation
-----------------------------------------------------------------------------
 UNITED STATES: 1.7%
                    General Electric Co.
  USD     2,050,000 Commercial Paper due 1/04/99
                    Interest Yield 4.77%
                    (Amortized Cost: $2,049,197)                    2,049,197
                                                                 ------------
 Total Investments: 97.5%
 (Cost: $109,324,506)                                             116,268,482
 Other assets less liabilities: 2.5%                                3,014,027
                                                                 ------------
 Net Assets: 100%                                                $119,282,509
                                                                 ============

-------
* These securities are segregated as collateral for forward foreign currency contracts.
                       See Notes to Financial Statements

                    Worldwide Bond Fund Financial Statements
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 1998

Assets:
Investments at value (cost, $109,324,506) (Note 1)..................  $116,268,482
Cash................................................................        52,177
Receivables:
 Interest...........................................................     2,591,662
 Capital shares sold................................................       256,465
Unrealized appreciation on forward foreign currency contracts (Note
 4).................................................................       565,949
                                                                      ------------
  Total assets......................................................   119,734,735
                                                                      ------------
Liabilities:
Payables:
 Capital shares redeemed............................................        40,974
Accounts payable....................................................        43,515
Unrealized depreciation on forward foreign currency contracts (Note
 4).................................................................       367,737
                                                                      ------------
  Total liabilities.................................................       452,226
                                                                      ------------
Net assets..........................................................  $119,282,509
                                                                      ============
Shares outstanding..................................................     9,714,626
                                                                      ============
Net asset value, redemption price and offering price per share
 ($119,282,509 / 9,714,626).........................................  $      12.28
                                                                      ============
Net assets consist of:
 Aggregate paid in capital..........................................  $106,699,401
 Unrealized appreciation of investments, forward foreign currency
  contracts and foreign currencies..................................     7,159,811
 Undistributed net investment income................................     4,450,964
 Undistributed realized gain........................................       972,333
                                                                      ------------
                                                                      $119,282,509
                                                                      ============

Statement of Operations
For the Year Ended December 31, 1998

Interest income (Note 1)..............................             $ 6,937,247
Expenses:
Management (Note 2)...................................  $1,180,505
Administration (Note 2)...............................       8,568
Professional fees.....................................      40,407
Reports to shareholders...............................      36,231
Custodian.............................................      34,117
Trustees' fees and expenses...........................      28,882
Other.................................................      33,905
                                                        ----------
  Total expenses......................................   1,362,615
                                                        ----------
  Net investment income...............................               5,574,632
Realized and Unrealized Gain (Loss) on Investments
 (Note 3):
Realized gain from security transactions..............               1,940,736
Realized loss from foreign currency transactions......                (109,729)
Change in unrealized appreciation of investments......               6,508,262
Change in unrealized depreciation of forward foreign
 currency contracts and foreign currencies............                 452,900
                                                                   -----------
Net Increase in Net Assets Resulting from Operations..             $14,366,801
                                                                   ===========

                       See Notes to Financial Statements

                    Worldwide Bond Fund Financial Statements

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                      Year Ended    Year Ended
                                                     December 31,  December 31,
                                                         1998          1997
                                                     ------------  ------------
Increase (Decrease) in Net Assets:
Operations:
 Net investment income.............................  $  5,574,632  $  4,818,806
 Realized gain from security transactions..........     1,940,736       939,587
 Realized loss from foreign currency transactions..      (109,729)   (1,588,761)
 Change in unrealized appreciation of investments..     6,508,262    (1,375,718)
 Change in unrealized depreciation of forward
  foreign currency contracts and foreign
  currencies.......................................       452,900      (229,114)
                                                     ------------  ------------
 Increase in net assets resulting from operations..    14,366,801     2,564,800
                                                     ------------  ------------
Dividends to shareholders from net investment
 income............................................    (1,020,300)   (3,749,849)
                                                     ------------  ------------
Capital share transactions*:
 Net proceeds from sales of shares.................    83,615,224    33,108,189
 Reinvestment of dividends.........................     1,020,300     3,749,849
                                                     ------------  ------------
                                                       84,635,524    36,858,038
 Cost of shares reacquired.........................   (91,160,172)  (41,888,456)
                                                     ------------  ------------
 Decrease in net assets resulting from capital
  share transactions...............................    (6,524,648)   (5,030,418)
                                                     ------------  ------------
 Total increase (decrease) in net assets...........     6,821,853    (6,215,467)
Net Assets:
Beginning of year..................................   112,460,656   118,676,123
                                                     ------------  ------------
End of year (including undistributed net investment
 income of $4,450,964 and $723,165, respectively)..  $119,282,509  $112,460,656
                                                     ============  ============
*Shares of Beneficial Interest Issued and Redeemed
 (Unlimited number of $.001 par value shares
 authorized)
 Shares sold.......................................     7,092,902     3,059,504
 Reinvestment of dividends.........................        92,755       355,099
                                                     ------------  ------------
                                                        7,185,657     3,414,603
 Shares reacquired.................................    (7,699,622)   (3,880,804)
                                                     ------------  ------------
 Net decrease......................................      (513,965)     (466,201)
                                                     ============  ============

                       See Notes to Financial Statements

                              Worldwide Bond Fund

-------------------------------------------------------------------------------
Financial Highlights
For a share outstanding throughout each period

                                                For the
                             Year Ended       Eight Months
                            December 31,         Ended        Year Ended April 30,
                          ------------------  December 31,  ---------------------------
                            1998      1997        1996        1996      1995     1994
                          --------  --------  ------------  --------  --------  -------
Net Asset Value,
 Beginning of Period....  $  10.99  $  11.10    $  10.88    $  11.46  $  10.05  $ 10.62
                          --------  --------    --------    --------  --------  -------
Income From Investment
 Operations:
 Net Investment Income..      0.57      0.48        0.36        0.58      0.68*    0.63
 Net Gain (Loss) on
  Investments (both
  realized and
  unrealized)...........      0.82     (0.23)       0.17       (0.34)     0.77    (0.37)
                          --------  --------    --------    --------  --------  -------
Total from Investment
 Operations.............      1.39      0.25        0.53        0.24      1.45     0.26
                          --------  --------    --------    --------  --------  -------
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income.....     (0.10)    (0.36)      (0.31)      (0.82)    (0.04)   (0.72)
 Distributions from
  Capital Gains.........        --        --          --          --        --    (0.11)
                          --------  --------    --------    --------  --------  -------
Total Dividends and
 Distributions..........     (0.10)    (0.36)      (0.31)      (0.82)    (0.04)   (0.83)
                          --------  --------    --------    --------  --------  -------
Net Asset Value, End of
 Period.................  $  12.28  $  10.99    $  11.10    $  10.88  $  11.46  $ 10.05
                          ========  ========    ========    ========  ========  =======
Total Return (a)........    12.75%     2.38%       4.98%       2.07%    14.51%    2.49%
----------------------------------------------------------------------------------------
Ratios/Supplementary
 Data
Net Assets, End of
 Period (000)...........  $119,283  $112,461    $118,676    $107,541  $113,466  $80,908
Ratio of Gross Expenses
 to Average Net Assets..     1.15%     1.12%       1.17%(b)    1.10%     0.99%
Ratio of Net Expenses to
 Average Net Assets.....     1.15%     1.12%       1.16%(b)    1.08%     0.98%    0.93%
Ratio of Net Investment
 Income to Average Net
 Assets.................     4.72%     4.31%       4.99%(b)    5.26%     6.24%    6.47%
Portfolio Turnover Rate.    30.59%   135.36%      73.95%     208.05%   265.87%   37.59%

-------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. Total return for periods less than one year is not annualized.
(b) Annualized.
 * Based on average shares outstanding.

                       See Notes to Financial Statements
-------------------------------------------------------------------------------
Notes To Financial Statements

Note 1--Significant Accounting Policies:
Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Worldwide Bond Fund (the "Fund"), a non-diversified series of the Trust, in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. Security Valuation--Securities traded on national exchanges or on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost which with accrued interest approximates value. Futures are valued using the closing price reported at the close of the Chicago Board of Trade. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the year. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets and liabilities are recorded as net realized gains and losses from foreign currency transactions. These differences are primarily due to differing treatment of foreign currency transactions. The effect of these differences for the year ended December 31, 1998 is an increase to undistributed net investment income and a decrease to undistributed realized gains by $826,533.

                              Worldwide Bond Fund

-------------------------------------------------------------------------------
Notes To Financial Statements (continued)

D. Dividend and Distributions--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from such amounts reported in accordance with generally accepted accounting principles.

E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

Note 2--Van Eck Associates Corporation (the "Adviser") earned fees of $1,180,505 for the year ended December 31, 1998 for investment management and advisory services. The fee is based on an annual rate of 1% on the first $500 million of average daily net assets, .90 of 1% on the next $250 million and
 .70 of 1% on the excess over $750 million. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund paid the Adviser $8,568 for costs incurred in connection with certain administrative functions.

Note 3--Purchases and proceeds from sales of securities, other than short-term obligations, aggregated $34,174,181 and $34,835,437, respectively, for the year ended December 31, 1998. For federal income tax purposes, the identified cost of investments owned at December 31, 1998 was $109,324,506. At December 31, 1998, net unrealized appreciation for federal income tax purposes aggregated $6,943,976, of which $8,309,234 related to appreciated securities and $1,365,258 related to depreciated securities.

Note 4--Forward Foreign Currency Contracts-The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized loss from foreign currency transactions. At December 31, 1998, the Fund had the following outstanding forward foreign currency contracts:

                                   Value At                                 Unrealized
                                  Settlement            Current            Appreciation
 Contracts                           Date                Value            (Depreciation)
 ---------                        -----------         -----------         --------------
 Forward Foreign Currency Buy Contracts:
 DEM     33,700,000
         expiring
         3/17/99                  $20,548,780         $20,302,269           $(246,511)
 FRF     44,700,000
         expiring
         3/17/99                    8,128,307           8,027,082            (101,225)
 GBP     1,050,000
         expiring
         3/17/99                    1,756,808           1,736,807             (20,001)
 JPY     500,000,000
         expiring
         3/17/99                    4,386,927           4,460,144              73,217
 Forward Foreign Currency Sell Contract:
 GBP     13,950,000
         expiring
         3/17/99                   23,567,450          23,074,718             492,732
                                                                            ---------
                                                                            $ 198,212
                                                                            =========

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

Note 5--Option Contracts--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

Note 6--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

Note 7--Trustee Deferred Compensation Plan--The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Plan has been approved by the Internal Revenue Service.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes.

As of December 31, 1998, the total value of the assets and corresponding liability of the Fund's portion of the Plan is $30,335.

Note 8--An income dividend of $0.47 a share, a short-term capital gain distribution of $0.03 a share and a long-term capital gain distribution of $0.18 a share was paid on January 29, 1999 to shareholders of record date January 27, 1999 with a reinvestment date of January 29, 1999.

                              Worldwide Bond Fund

--------------------------------------------------------------------------------

To the Trustees of Van Eck Worldwide Insurance Trust and the Shareholders of Worldwide Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Worldwide Bond Fund (one of the Funds comprising Van Eck Worldwide Insurance Trust, hereafter referred to as the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                             PricewaterhouseCoopers LLP

New York, New York
February 12, 1999

[LOGO OF VAN ECK GLOBAL APPEARS HERE]

Investment Adviser:      Van Eck Associates Corporation
       Distributor:      Van Eck Securities Corporation
                         99 Park Avenue, New York, NY 10016  www.vaneck.com


This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing.